UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                  March 6, 2008


                               EPICEPT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                000-51290                             52-1841431
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        (Commission File Number)           (IRS Employer Identification No.)


     777 Old Saw Mill River Road
     Tarrytown, NY                                                   10591
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    (Address of Principal Executive Offices)                      (Zip Code)


                                 (914) 606-3500
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 8.01   OTHER EVENTS.

On March 6, 2008, the registrant, EpiCept Corporation (the "Company"), entered into a Securities Purchase Agreement with certain investors relating to the issuance and sale in a public offering of approximately 5.4 million shares of the Company's common stock, par value $0.0001 per share, at a price of $0.9225 per share (the "Common Stock"), and warrants to purchase approximately 2.7 million shares of Common Stock (the "Warrants," and together with the Common Stock, the "Securities"). Net proceeds to the Company from the sale of the Securities will be approximately $ 4.7 million. The closing of the offering is subject to customary closing conditions. A copy of the Securities Purchase Agreement is attached hereto and incorporated herein by reference as Exhibit 10.1.

The Warrants are exercisable for up to approximately 2.7 million shares of Common Stock of the Company with an exercise price of $0.86 per share, payable only on a net issuance basis in shares of the Company's common stock, and exercisable until March 6, 2013 but only after stockholder approval is obtained by the Company increasing the authorized shares of common stock. The exercise price and number of shares issuable upon exercise are subject to adjustment in the event of stock splits or dividends, business combinations, sale of assets or other similar transactions but not as a result of future transactions at lower prices. A copy of the form of Warrant is attached hereto and incorporated herein by reference as Exhibit 10.2.

Rodman & Renshaw, LLC, a subsidiary of Rodman & Renshaw Capital Group, Inc., acted as placement agent in connection with the offering. A copy of the Placement Agent Agreement is attached hereto and incorporated herein by reference as Exhibit 10.3.

The Securities were offered under the Company's previously filed and effective Registration Statement on Form S-3 (Registration No. 333-145561). On August 17, 2007, the Company filed a base prospectus, and intends to file a prospectus supplement relating to the offering with the Securities and Exchange Commission within the period required by law.

The foregoing is a summary of the terms of the Securities Purchase Agreement, Placement Agent Agreement and Form of Warrant and is qualified in its entirety by reference to the full text of each of those documents, copies of which are filed as exhibits to this Current Report.

The Company issued a press release announcing the offering on March 6, 2008. A copy of the press release is attached hereto and incorporated herein by reference as Exhibit 99.1.


ITEM 9.01   FINANCIAL STATEMENT AND EXHIBITS.

(d) Exhibits.

      10.1  Securities Purchase Agreement, dated March 6, 2008.
      10.2  Form of Warrant, dated March 6, 2008.

      10.3  Placement Agent Agreement, dated March 6, 2008.
      99.1  Press release, dated March 6, 2008.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EPICEPT CORPORATION


                                    By:   /s/ Robert W. Cook
                                         -------------------------------
                                    Name:   Robert W. Cook
                                    Title:  Chief Financial Officer

Date: March 6, 2008


























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                                  EXHIBIT INDEX

         No.      Description
         ---      -----------

         10.1     Securities Purchase Agreement, dated March 6, 2008.
         10.2     Form of Warrant, dated March 6, 2008.
         10.3     Placement Agent Agreement, dated March 6, 2008.
         99.1     Press release dated March 6, 2008.





























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